                                                                    Exhibit 99.1

                    (COMMUNITY SHORES BANK CORPORATION LOGO)

             COMMUNITY SHORES REPORTS FY 2005 EPS OF $0.90, UP 63.6%

MUSKEGON, Mich. -- January 23, 2006 -- Community Shores Bank Corporation (Nasdaq: CSHB), Muskegon's only locally-headquartered independent community banking organization, today reported fiscal year 2005 net income of $1.3 million compared with $803.6 thousand earned in fiscal year 2004, an increase of 65.7%. Diluted earnings per share were $0.90 compared with $0.55 for the prior year, an increase of 63.6%.

For the fourth quarter of 2005, the Company reported net income of $237.5 thousand compared with $310.2 thousand earned in the fourth quarter of 2004. Diluted earnings per share were $0.16 compared with $0.21 for the prior-year period.

Jose A. Infante, Chairman, President and CEO, commented, "We are pleased to report record annual earnings; strong revenue growth and effective expense management continue to drive our results. Revenue gains are supported by solid loan growth and our successful efforts to maintain - and even grow - our net interest margin. Our loan and deposit growth of 12.4% and 19.9%, respectively, reflects Community Shores' superior brand of customer service relative to that of the larger regional competitors in our Muskegon and Northern Ottawa County marketplace. We are grateful for the enthusiastic endorsement of the communities we serve as well as the commitment of our employees in achieving these record results.

"Our fourth quarter results were impacted by the deterioration of one business and three residential real estate relationships; we responded prudently by immediately adding to our reserves. We do not view the increase in nonperforming assets as a fundamental deterioration in our portfolio; rather, we believe much of these problems are directly related to the recent changes in the bankruptcy laws.

"On a more positive note, our expansion plans are progressing. We purchased the land for our Grand Haven branch in December, and broke ground on our Harvey Street branch on January 18. Plans are also progressing for our North Muskegon branch. We look forward to the new opportunities our expansion initiatives will bring."

Total revenue, consisting of net interest income and non-interest income, was $9.4 million for 2005, an increase of 27.0% above the $7.4 million revenue reported for the prior fiscal year. Net interest income increased 26.6% to $8.2 million, reflecting a 48 basis point increase in the net interest margin to 4.00% and an 11.6% increase in average earning assets. Mr. Infante noted, "Our asset-sensitive balance sheet and our success in funding our growth have benefited our margin throughout the year. As prime rate increases cease, our deposits will continue to reprice, so we anticipate modest margin compression in 2006."

Non-interest income for fiscal year 2005 was $1.3 million compared with $977.8 thousand for the fiscal year 2004, an increase of 29.2%. Service charges increased 41.2%, with the majority of that growth derived from the overdraft privilege product launched a year ago. Also contributing to the improvement was a 24.9% increase in other income, largely from business debit card fees, launched in December 2004.

For the fourth quarter of 2005, revenue was $2.5 million compared with $2.0 million for the year-ago quarter, an increase of 19.8%. Net interest income increased 17.7% to $2.1 million, reflecting 13.3% growth in average earning assets and an 18 basis improvement in the net interest margin to 4.05%. Non-interest income increased 34.9% to $339.4 thousand, primarily from an $88.4 thousand, or 51.8%, increase in service charges on deposit accounts.

Non-interest expense totaled $6.8 million for 2005, up 18.1% from 2004. Salaries and employee benefits, up $548.8 thousand, or 16.9%, accounted for the majority of the $1.0 million increase. For the fourth quarter of 2005, non-interest expense totaled $1.8 million compared with $1.5 million for the fourth quarter of 2004, an increase of 18.2%. On an annual basis, the efficiency ratio improved to 73.09% in 2005 from 74.04% in 2004, while on a fourth quarter basis, it improved to 72.00% in 2005 from 77.32% in the fourth quarter of 2004.

Assets at December 31, 2005 totaled $222.3 million compared with $193.5 million twelve months ago, an increase of $28.8 million or 14.9%. Loans held for investment grew $21.2 million or 12.4% during the past twelve months, reaching $192.6 million at December 31, 2005. Deposits increased $31.6 million or 19.9%, to $190.5 million for the same 12-month period.

Mr. Infante continued, "Despite the recent increase in nonperforming assets we experienced during the fourth quarter of 2005, our loan portfolio continues to perform well." Nonperforming assets were 0.51% of period-end assets at December 31, 2005, compared with 0.39% of assets twelve months ago. Net charge-offs for the current year were $280 thousand, or 0.15% of average loans, compared with $348 thousand or 0.21% for the fiscal year 2004. The allowance for loan and lease losses was 1.26% of total loans at December 31, 2005.

Shareholders' equity totaled $14.6 million at December 31, 2005, up $1.2 million from twelve months ago. Tier I capital was 6.96% for the fiscal year 2005 period compared with 7.01% for the prior year. Shares outstanding at period-end were 1,436,800.

ABOUT THE COMPANY

Community Shores Bank Corporation is the only independent community banking organization headquartered in Muskegon. The Company serves businesses and consumers in the western Michigan counties of Muskegon and Ottawa from three branch offices. Community Shores Bank opened for business in January, 1999, and has grown to $222 million in assets.

FORWARD LOOKING STATEMENTS

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by Community Shores with the Securities and Exchange Commission. Community Shores undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION:

AT COMMUNITY SHORES BANK CORPORATION:
     Jose A. Infante                Tracey Welsh
     Chairman, President and CEO    Senior Vice President and CFO
     1-231-780-1800                 1-231-780-1847
     jinfante@communityshores.com   twelsh@communityshores.com

MEDIA CONTACT:
     Linda Margolin
     Margolin & Associates, Inc.
     1-216-932-1755
     lmm@margolinir.com

                          COMMUNITY SHORES CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                          QUARTERLY                               YEAR TO DATE
                                                 ----------------------------------------------------------  ----------------------
                                                    2005        2005        2005        2005        2004
(dollars in thousands except per share data)       4TH QTR     3RD QTR     2ND QTR     1ST QTR     4TH QTR       2005        2004
                                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------
EARNINGS
   Net interest income                                2,114       2,100       2,002       1,944       1,796       8,161       6,445
   Provision for loan and lease losses                  328          98         130         117          62         674         460
   Noninterest income                                   339         319         311         294         252       1,263         978
   Noninterest expense                                1,793       1,755       1,668       1,568       1,517       6,785       5,744
   Pre tax income                                       333         565         514         554         469       1,965       1,219
   Net Income                                           238         389         343         362         310       1,331         804
   Basic earnings per share                      $     0.17  $     0.27  $     0.24  $     0.25  $     0.22  $     0.93  $     0.56
   Diluted earnings per share                    $     0.16  $     0.26  $     0.23  $     0.25  $     0.21  $     0.90  $     0.55
   Average shares outstanding                     1,436,800   1,435,757   1,432,800   1,431,307   1,430,000   1,434,185   1,430,000
   Average diluted shares outstanding             1,482,431   1,480,317   1,462,813   1,460,589   1,461,933   1,471,939   1,464,362

PERFORMANCE RATIOS
   Return on average assets                            0.43%       0.71%       0.65%       0.72%       0.64%       0.62%       0.42%
   Return on average common equity                     6.55%      10.89%       9.90%      10.71%       9.28%       9.47%       6.17%
   Net interest margin                                 4.05%       4.00%       3.99%       3.99%       3.87%       4.00%       3.52%
   Efficiency ratio                                   73.09%      72.57%      72.15%      70.03%      74.04%      72.00%      77.32%
   Full-time equivalent employees                        61          60          59          56          53          61          53

CAPITAL
   Average equity to average assets                    6.60%       6.49%       6.61%       6.69%       6.90%       6.60%       6.80%
   Tier 1capital to average assets                     6.74%       6.63%       6.76%       6.83%       6.94%       6.96%       7.01%
   Book value per share                          $    10.22  $    10.05  $     9.81  $     9.52  $     9.37  $    10.22  $     9.37

ASSET QUALITY
   Gross loan charge-offs                                95          62          80          81         136         318         445
   Net loan charge-offs                                  89          59          74          58          69         280         348
   Net loan charge-offs to avg loans
      (annualized)                                     0.19%       0.13%       0.16%       0.05%       0.16%       0.15%       0.21%
   Allowance for loan and lease losses                2,433       2,194       2,155       2,098       2,039       2,433       2,039
   Allowance for losses to total loans                 1.26%       1.17%       1.15%       1.17%       1.19%       1.26%       1.19%
   Past due and nonaccrual loans (90 days)            1,128         834       1,034         643         753       1,128         753
   Past due and nonaccrual loans to total loans        0.59%       0.45%       0.55%       0.36%       0.44%       0.59%       0.44%
   Other real estate and repossessed assets              22           6           6           0         187          22         187

END OF PERIOD BALANCES
   Loans                                            192,645     187,263     186,857     179,604     171,451     192,645     171,451
   Total earning assets                             212,262     209,479     212,419     198,114     188,968     212,262     188,968
   Total assets                                     222,346     218,864     222,751     204,879     193,503     222,346     193,503
   Deposits                                         190,451     186,081     191,551     171,974     158,821     190,451     158,821
   Shareholders' equity                              14,619      14,439      14,057      13,640      13,399      14,619      13,399

AVERAGE BALANCES
   Loans                                            191,170     187,909     182,910     176,578     167,509     184,691     162,549
   Total earning assets                             211,025     212,448     202,186     195,800     186,289     205,116     183,749
   Total assets                                     220,061     220,101     209,545     202,140     193,421     213,031     191,484
   Deposits                                         184,005     168,884     155,733     164,381     142,391     176,740     142,608
   Shareholders' equity                              14,530      14,290      13,855      13,526      13,355      14,053      13,025

                        COMMUNITY SHORES BANK CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

                                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                     2005           2004           2003
                                                                  (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                                                 ------------   ------------   ------------
ASSETS
Cash and due from financial institutions                         $  4,361,277   $  2,214,088   $  4,751,416
Interest-bearing deposits in other financial institutions              90,182        161,527        138,609
Federal funds sold                                                    200,000              0      1,700,000
                                                                 ------------   ------------   ------------
      Total cash and cash equivalents                               4,651,459      2,375,615      6,590,025
Securities
   Available for sale                                              13,983,933     16,530,818     24,025,008
   Held to maturity                                                 4,918,499        399,523        249,047
                                                                 ------------   ------------   ------------
      Total securities                                             18,902,432     16,930,341     24,274,055
Loans held for sale                                                        --             --              0
Loans                                                             192,644,742    171,451,202    149,950,085
Less: Allowance for loan losses                                     2,432,581      2,039,198      1,927,756
                                                                 ------------   ------------   ------------
   Net loans                                                      190,212,161    169,412,004    148,022,329
Federal Home Loan Bank stock                                          425,000        425,000        425,000
Premises and equipment,net                                          5,922,886      2,542,997      2,653,906
Accrued interest receivable                                           994,219        734,707        620,138
Other assets                                                        1,238,194      1,081,944      1,518,689
                                                                 ------------   ------------   ------------
      Total assets                                               $222,346,351   $193,502,608   $184,104,142
                                                                 ============   ============   ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
   Non interest-bearing                                          $ 16,564,735   $ 13,153,038   $ 13,122,112
   Interest-bearing                                               173,886,366    145,667,485    137,045,341
                                                                 ------------   ------------   ------------
      Total deposits                                              190,451,101    158,820,523    150,167,453
Federal funds purchased and repurchase agreements                   6,065,010      9,980,778     11,915,282
Federal Home Loan Bank advances                                     6,000,000      6,000,000      6,000,000
Notes payable                                                       4,500,000      4,500,000      2,550,000
Accrued expenses and other liabilities                                710,857        801,975        835,706
                                                                 ------------   ------------   ------------
      Total liabilities                                           207,726,968    180,103,276    171,468,441
Shareholders' Equity
      Preferred Stock, no par value: 1,000,000 shares
         authorized and none issued                                         0              0              0
      Common Stock, no par value: 9,000,000 shares authorized,
         December 31, 2005-1,436,800 issued; December 31, 2004
         and 2003-1,430,000 issued                                 12,999,342     12,922,314     12,922,314
      Retained earnings (deficit)                                   1,831,262        499,781       (303,865)
      Accumulated other comprehensive income (loss)                  (211,221)       (22,763)        17,252
                                                                 ------------   ------------   ------------
      Total shareholders' equity                                   14,619,383     13,399,332     12,635,701
                                                                 ------------   ------------   ------------
      Total liabilities and shareholders' equity                 $222,346,351   $193,502,608   $184,104,142
                                                                 ============   ============   ============

                        COMMUNITY SHORES BANK CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                      THREE MONTHS   THREE MONTHS   TWELVE MONTHS   TWELVE MONTHS
                                                          ENDED          ENDED          ENDED           ENDED
                                                        12/31/05       12/31/04        12/31/05        12/31/04
                                                      ------------   ------------   -------------   -------------
INTEREST AND DIVIDEND INCOME
Loans, including fees                                  $3,525,798     $2,621,219     $12,781,600     $ 9,674,621
Securities (including FHLB dividends)                     182,127        153,539         694,420         607,485
Federal funds sold and other interest income                5,051          8,385          62,276          34,305
                                                       ----------     ----------     -----------     -----------
   Total interest income                                3,712,976      2,783,143      13,538,296      10,316,411
INTEREST EXPENSE
Deposits                                                1,358,655        813,616       4,530,508       3,223,957
Repurchase agreements and federal funds purchased
   and other debt                                          81,876         47,183         253,864         150,098
Federal Home Loan Bank advances and notes payable         158,067        125,706         592,956         496,874
                                                       ----------     ----------     -----------     -----------
   Total interest expense                               1,598,598        986,505       5,377,328       3,870,929
NET INTEREST INCOME                                     2,114,378      1,796,638       8,160,968       6,445,482
Provision for loan losses                                 327,671         62,419         673,728         460,067
                                                       ----------     ----------     -----------     -----------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES     1,786,707      1,734,219       7,487,240       5,985,415
Noninterest income
Service charges on deposit accounts                       259,056        170,701         929,258         658,312
Mortgage loan referral fees                                 1,230          8,994           9,102          55,550
Gain on sale of loans                                       1,947          6,387          22,099          28,116
Loss on disposition of securities                               0              0               0          (6,600)
Other                                                      77,128         55,446         302,680         242,428
                                                       ----------     ----------     -----------     -----------
   Total noninterest income                               339,361        251,639       1,263,139         977,806
Noninterest expense
Salaries and employee benefits                          1,057,874        877,740       3,798,599       3,249,820
Occupancy                                                  88,139         72,562         319,623         302,143
Furniture and equipment                                   110,600         82,219         384,070         355,708
Advertising                                                21,888         20,474         140,373          65,277
Data Processing                                            95,290         80,590         360,912         312,360
Professional services                                      78,625        106,324         475,153         443,503
Other                                                     340,969        276,710       1,306,541       1,015,831
                                                       ----------     ----------     -----------     -----------
   Total noninterest expense                            1,793,385      1,516,619       6,785,271       5,744,642
INCOME BEFORE INCOME TAXES                                332,683        469,239       1,965,108       1,218,579
Federal income tax expense                                 95,170        159,004         633,627         414,933
                                                       ----------     ----------     -----------     -----------
NET INCOME                                             $  237,513     $  310,235     $ 1,331,481     $   803,646
                                                       ==========     ==========     ===========     ===========
Weighted average shares outstanding                     1,436,800      1,430,000       1,434,185       1,430,000
                                                       ==========     ==========     ===========     ===========
Diluted average shares outstanding                      1,482,431      1,461,933       1,471,939       1,464,362
                                                       ==========     ==========     ===========     ===========
Basic income per share                                 $     0.17     $     0.22     $      0.93     $      0.56
                                                       ==========     ==========     ===========     ===========
Diluted income per share                               $     0.16     $     0.21     $      0.90     $      0.55
                                                       ==========     ==========     ===========     ===========